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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549


                                      FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 23, 1999



                          DUKE REALTY LIMITED PARTNERSHIP
               (Exact name of registrant as specified in its charter)


            Indiana                   0-20625             35-1898425
  (State or jurisdiction of        (Commission          (I.R.S. Employer
incorporation or organization)      File Number)       Identification No.)


      8888 KEYSTONE CROSSING, SUITE 1200
             INDIANAPOLIS, INDIANA                           46240
   (Address of principal executive offices)                (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (317) 574-3531


                                   Not applicable
           (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    The following exhibits are filed with this Report pursuant to Regulation S-K
Item 601 in lieu of filing the otherwise required exhibits to the registration statement on Form S-3 of the Registrant, file no. 333-49911, under the Securities Act of 1933, as amended (the "Registration Statement"), and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, are set forth in full in the Registration Statement.

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Exhibit
Number    Exhibit
-------   -------
  1       Terms Agreement dated June 23, 1999.

  4 Seventh Supplemental Indenture dated as of June 28, 1999, including form of global note evidencing 7.3% Senior Notes due June 30, 2003.

  5       Opinion of Bose McKinney & Evans LLP, including consent.

  8       Tax Opinion of Bose McKinney & Evans LLP

 23       Consent of Arthur Andersen LLP

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                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DUKE REALTY LIMITED PARTNERSHIP

                                   By:  DUKE REALTY INVESTMENTS, INC.,
                                        General Partner


Date: June 28, 1999                     By:    /s/ Dennis D. Oklak
                                             ------------------------
                                             Dennis D. Oklak
                                             Executive Vice President,
                                             Chief Administrative
                                             Officer and Treasurer


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